IDEX Mutual Funds

Supplement dated January 22, 2004 to Statement of Additional Information (“SAI”)
dated March 1, 2003, as supplemented

The following information amends the SAI as indicated, and supercedes any prior supplemental information.

At a meeting of the Board of Trustees on June 10, 2003, the Board approved the following:

On or about September 15, 2003, Templeton Investment Counsel, LLC (“Templeton”) is scheduled to be added as a co-sub-adviser to IDEX Great Companies Global[2]. Templeton is scheduled to assume responsibility for managing the non-U.S. portion of the fund, and Great Companies, L.L.C. will maintain responsibility for the U.S. equity component. The overall advisory fee and sub-advisory fee will remain the same. The fund will then be renamed “IDEX Templeton Great Companies Global.”

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The following replaces the last sentence in the second paragraph under the section titled “Custodian, Transfer Agent and Other Affiliates” on Page 72:

Each fund pays the transfer agent an annual per-account charge of $20.00 for each Open Account and $1.63 for each Closed Account. There is no new account charge.

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The following Board member is added as a member of the Audit Committee under the section titled “Committees of the Board — Audit” on Page 81:

Daniel Calabria

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The following disclosure is added to the section titled “Purchase of Shares” on page 83:

In addition to those categories of investors who qualify for reductions or waivers of sales charges and/or deferred sales charges in connection with transactions in shares of IDEX funds as described in the IDEX prospectus, shareholders whose investments are exchanged from one class of shares of an IDEX fund to another class of shares of the same IDEX fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange. Please ask your broker about the availability of such a waiver or reduction. Any other arrangement whereby investors may have qualified for a waiver or reduction of sales charges if their broker-dealer had entered into a specific agreement with AFSG that expressly provided for such a reduction or waiver was terminated following the close of business on January 21, 2004, and is no longer in effect.

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The following disclosure is added to the end of the first paragraph in the section titled “Dealer Reallowances” on Page 83:

From time to time, and particularly in connection with sales that are not subject to a sales charge, AFSG may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.

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The following disclosure replaces the second paragraph in the section titled “Dealer Reallowances” on Page 84:

AFSG or its affiliates may also pay dealers or financial institutions from its own funds for administrative or distribution services with respect to investor accounts.

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        Investors should retain this Supplement for future reference.

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